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                                                                    EXHIBIT 99.1
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                           s FOLD AND DETACH HERE s
PROXY

                               ZERO CORPORATION

               SPECIAL MEETING OF STOCKHOLDERS ON JULY 31, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Joint Proxy Statement/Prospectus for the Special Meeting and, revoking all prior proxies, hereby appoints Wilford D. Godbold, Jr. and Howard W. Hill, or either one of them, with full power of substitution, as Proxies to vote all shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Los Angeles Marriott Downtown, Concourse 3, 333 South Figueroa Street, Los Angeles, California, on Friday, July 31, 1998, at 9:00 a.m., local time, or any adjournment or postponement thereof, upon the matters set forth on the reverse side hereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEM 1.

IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

                          (CONTINUED ON REVERSE SIDE)
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                           s FOLD AND DETACH HERE s
                                  Please mark
                                 your votes as
                                 indicated in
                                 this example
                                       X
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.
                                      FOR
                                    AGAINST
                                    ABSTAIN
1. Approval and adoption of the Agreement and Plan of Merger, dated as of
April 6, 1998, by and among Applied Power Inc., ZERO Corporation and STB Acquisition Corporation, and the transactions contemplated thereby.
2. In the discretion of the Proxies, upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.
--
Signature(s) ____________________________   Date ______________________________
NOTE: This proxy should be dated, signed by the stockholder(s) as the name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or corporate capacity should so indicate.